Filed pursuant to Rule 497(e)
Registration Nos. 333-62298; 811-10401
Supplement dated April 22, 2024
to the

Column Small Cap Select Fund (CFSSX)
Column Small Cap Fund (CFSLX)
Column Mid Cap Select Fund (CFMSX)
Column Mid Cap Fund (CFMCX)
(each, a “Fund,” and together, the “Funds”)

Statement of Additional Information (“SAI”)
dated October 31, 2023

Effective immediately, the section titled “Investment Policies, Strategies and Associated Risks” in the SAI is hereby amended to reflect the addition of the following “Forward Currency Contracts” sub-section.

Forward Currency Contracts
As a non-principal investment strategy, the Funds may enter into forward currency contracts. A forward currency contract is an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. For example, the Fund might purchase a particular currency or enter into a forward currency contract to preserve the U.S. dollar price of securities it intends to or has contracted to purchase. Alternatively, it might sell a particular currency on either a spot or forward basis to hedge against an anticipated decline in the dollar value of securities it intends to or has contracted to sell. Although this strategy could minimize the risk of loss due to a decline in the value of the hedged currency, it could also limit any potential gain from an increase in the value of the currency. Forward currency contracts are considered derivatives and the Adviser and sub-advisers intend to limit each Fund’s investments in forward currency contracts in order for each Fund to qualify as a limited derivatives user as defined in Rule 18f-4 under the 1940 Act.

Please retain this supplement with your SAI.